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                                                                    EXHIBIT 10.5

                           INDEMNIFICATION AGREEMENT
                            (ClientLink & CompuCom)

     This Indemnification Agreement (this "Agreement") is made and entered into this 3rd day of December, 1997 by and between CompuCom Systems, Inc., a Delaware corporation ("CompuCom"), and ClientLink, Inc., a Delaware corporation ("ClientLink").

                                  BACKGROUND

     A. CompuCom currently owns in excess of 80% of the outstanding common stock of ClientLink.

     B. ClientLink intends to effect an initial public offering of shares of its common stock (the "Offering").

     C. In connection with the Offering, ClientLink intends to file a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Registration Statement" and "1933 Act," respectively).

     D. CompuCom and ClientLink desire to indemnify each other against certain liabilities relating to, arising out of or resulting from their respective businesses, operations and assets and the Registration Statement, on the terms set forth in this Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1.   Definitions.  As used in this Agreement, the following terms shall
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have the following meanings:

          (a) "ClientLink Employees" means all employees or former employees of ClientLink other than any person who as of the Effective Date is an employee of CompuCom.

          (b) "ClientLink Liabilities" means all Liabilities relating to, resulting from or arising out of the businesses or operations conducted or formerly conducted or assets owned or formerly owned by ClientLink. "ClientLink Liabilities" shall also include all Liabilities for any benefits due and payable with respect to ClientLink Employees accruing from and after the Effective Date, under any "employee benefit plan," as defined in Section 3(3) of ERISA, maintained or formerly maintained by ClientLink or CompuCom in which any ClientLink Employee has at any time participated, as well as any taxes, penalties, interest or other charges imposed by any governmental agency and caused by or resulting from any action or omission by ClientLink with respect to the maintenance and administration of any such plan, whether by CompuCom or ClientLink; provided, however, that (i) any such liability, including without limitation, liability for taxes, penalties, interest or other charges imposed by any governmental agency with respect to any such employee benefit shall be limited to that portion of such liability or other charge which bears the same relationship to the whole as the benefit liabilities under such plan attributable to ClientLink Employees bears to all benefit liabilities under such plan, (ii) "ClientLink Liabilities" shall include all taxes, penalties, interest
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and other charges imposed solely in relation to the participation of ClientLink
Employees and shall not include any taxes, penalties, interest or other charges imposed solely in relation to the participation of CompuCom Employees; and (iii) "ClientLink Liabilities" shall not include any taxes, penalties, interest and other charges imposed as a result of any error or omission by CompuCom or failure to take any action within CompuCom's exclusive control in connection with the maintenance and administration of any plan.

          (c) "ClientLink Securities Liabilities" means any Liability under the 1933 Act, the 1934 Act, or any other federal or state securities law or regulation resulting from or arising out of the Offering, including without limitation any such Liability arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, or in any Prospectus, or (ii) the omission or alleged omission to state in a Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements made therein not misleading, but only to the extent that such Liability arises out of or is based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission concerning the businesses and operations of ClientLink, or relating to any ClientLink Employee or otherwise contained in material furnished in writing by ClientLink expressly for use therein.

          (d) "CompuCom Employees" means all employees or former employees of CompuCom other than the ClientLink Employees and the Excluded Employees.

          (e) "CompuCom Guarantee" means any guarantee, surety or performance bond, letter of credit or other contractual arrangement in effect as of the Effective Date pursuant to which CompuCom has guaranteed or secured or caused a third party to guarantee or secure any liability or obligation of ClientLink.

          (f) "CompuCom Liabilities" means all Liabilities relating to, resulting from or arising out of the businesses or operations conducted by CompuCom, other than ClientLink Liabilities. "CompuCom Liabilities" shall also include all liabilities for any benefits due and payable with respect to CompuCom Employees under any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by CompuCom in which any CompuCom Employee has at any time participated, as well as any taxes, penalties, interest or other charges imposed by any governmental agency with respect to the maintenance and administration of any such plan; provided, however, that (i) any such liability for taxes, penalties, interest or other charges posed by any governmental agency with respect to any such employee benefit plan shall be limited to that portion of the tax, penalty, interest or other charge which bears the same relationship to the whole as the benefit liabilities under such plan attributable to CompuCom Employees bears to all benefit liabilities under such plan, (ii) "CompuCom Liabilities" shall include all taxes, penalties, interest and other charges imposed solely in relation to the participation of CompuCom Employees and shall not include any taxes, penalties, interest or other charges imposed solely in relation to the participation of ClientLink Employees, and (iii) "CompuCom Liabilities" shall not include any taxes, penalties, interest and other charges imposed as a result of any error or omission by ClientLink or its failure to take any action within ClientLink's exclusive control in connection with the maintenance and administration of any plan.

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          (g)  "CompuCom Securities Liabilities" means any Liability under the
1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or any other federal or state securities law or regulation resulting from or arising out of the Offering and arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed with the Securities and Exchange Commission in connection with the Offering, or any amendment or supplement thereto (a "Registration Statement"), or in any prospectus relating to the Offering or in any amendment or supplement thereto (a "Prospectus"), or the omission or alleged omission to state in a Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements made therein not misleading, but only to the extent that such Liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission concerning the business and operations of CompuCom or relating to any CompuCom Employee or otherwise contained in material furnished in writing by CompuCom expressly for use therein.

          (h) "Effective Date" means the date on which the purchase and sale of shares of common stock of ClientLink pursuant to the Offering first occurs.

          (i) "Excluded Employees" means all persons who as of the Effective Date are employees of both ClientLink and CompuCom.

          (j) "Liabilities" means all liabilities and obligations, actual or contingent, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever and however arising, including all costs and expenses (including reasonable attorney fees) relating thereto, and including without limitation liabilities and obligations arising in connection with any actual or threatened claim, action, suit or proceeding by or before any court or regulatory or administrative agency or commission or any arbitration panel.

          (k) "Registration Rights Agreement" means the Registration Rights Agreement between CompuCom and ClientLink dated as of the date hereof.

          (l) "Taxes" means any and all taxes (including interest, penalties and additions to tax), fees and charges (including sales, use, excise, value added, personal property and other taxes) imposed by any federal, state or local or government tax authority in the United States of America or by any foreign government or taxing authority.

          (m) "Underwriting Agreement" means the Underwriting Agreement by and among The Robinson-Humphrey Company, LLC, and Lehman Brothers Inc. (as representatives of the several underwriters), CompuCom and ClientLink to be executed in connection with the Offering.

     2.   Indemnification by ClientLink.  ClientLink shall indemnify, defend and
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hold harmless CompuCom and its past, present and future directors, officers, employees, agents and representatives from and against any and all losses, claims, damages, liabilities, demands, suits and actions, including reasonable attorney fees (collectively, "Indemnifiable Losses"), relating to, resulting from or arising out of (a) any ClientLink Liabilities, (b) any ClientLink Securities Liabilities, or (c) any misrepresentation or material breach by ClientLink of any covenant of ClientLink or any failure by ClientLink to satisfy any condition required to be satisfied by ClientLink, contained in this Agreement

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or any other agreement executed by ClientLink in connection with the
Offering, except to the extent that such misrepresentation, breach or failure was caused by or resulted from any statement, act or omission within the exclusive knowledge or control of CompuCom.

     3.   Indemnification by CompuCom.  CompuCom shall indemnify, defend and
          ---------------------------
hold harmless ClientLink and its past, present and future directors, officers, employees, agents and representatives (regardless in each case of whether any such person serves in one or more similar capacities for CompuCom and ClientLink) from and against any and all Indemnifiable Losses relating to, resulting from or arising out of (a) any CompuCom Liabilities, (b) any CompuCom Securities Liabilities, or (c) any misrepresentation or material breach by CompuCom of any covenant of CompuCom, or any failure of CompuCom to satisfy and condition required to be satisfied by CompuCom, contained in this Agreement or any other agreement executed by CompuCom in connection with the Offering, except to the extent that such misrepresentation, breach or failure was caused by or resulted from any statement, act or omission within the exclusive knowledge or control of ClientLink.

     4.   Guarantees.  ClientLink shall indemnify, defend and hold harmless
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CompuCom, and its directors, officers, employees, agents and representatives, from and against any Indemnifiable Losses relating to, resulting from or arising out of any CompuCom Guarantee. CompuCom shall not terminate unilaterally or withdraw any CompuCom Guarantee and shall abide by the terms of the CompuCom Guarantees.

     5.   Third Party Claims.
          ------------------

          (a) If any person entitled to indemnification under this Agreement (an "Indemnitee") receives notice of the assertion of any claim or of the commencement of any action or proceeding by any person that is not a party to this Agreement or a subsidiary of any such party (a "Third Party Claim") against such Indemnitee, the Indemnitee shall promptly provide written notice thereof (including a description of the Third Party Claim and an estimate of any Indemnifiable Losses, which estimate shall not be conclusive as to the final amount of such Indemnifiable Losses) to the party required to provide indemnification under this Agreement (the "Indemnifying Party") within ten (10) days after the Indemnitee's receipt of notice of such Third Party Claim. Any delay by the Indemnitee in providing such written notice shall not relieve the Indemnifying Party of any liability for indemnification hereunder except to the extent that the rights of the Indemnifying Party are materially prejudiced by such delay.

          (b) The Indemnifying Party shall have the right to participate in or, by giving written notice to the Indemnitee, to assume the defense of any Third Party Claim at such Indemnifying Party's expense and by such Indemnifying Party's own counsel (which shall be reasonably satisfactory to the Indemnitee), and the Indemnitee will cooperate in good faith in such defense. The Indemnifying Party shall not be liable for any legal expenses incurred by the Indemnitee after the Indemnitee has received notice of the Indemnifying Party's intent to assume the defense of a Third Party Claim; provided, however, that if the Indemnifying Party fails to take steps reasonably necessary to diligently pursue the defense of such Third Party Claim within ten (10) days of receipt of notice from the Indemnitee that such steps are not being taken, the Indemnitee may assume its own defense and the Indemnifying Party shall be liable for the reasonable costs thereof.

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          (c) The Indemnifying Party may settle any Third Party Claim which it has elected to defend so long as the written consent of the Indemnitee to such settlement is first obtained (which consent shall not be unreasonably withheld). The Indemnified Party shall not settle any Third Party Claim without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld).

          (d) In the event that a Third Party Claim involves a proceeding as to which both CompuCom and ClientLink may be Indemnifying Parties, the parties agree to cooperate in good faith in a joint defense of such Third Party Claim.

     6.   Contribution.  If the indemnification provided for in this Agreement
          ------------
with respect to ClientLink Securities Liabilities or CompuCom Securities Liabilities is for any reason held by a court or other tribunal to be unavailable on policy grounds or otherwise, CompuCom and ClientLink shall contribute to any Indemnifiable Losses relating to, resulting from or arising out of the ClientLink Securities Liabilities or the CompuCom Securities Liabilities in such proportion as to reflect each party's relative fault in connection with such Indemnifiable Losses. The relative fault of the parties shall be determined by reference to, among other things, whether the conduct or information giving rise to the Indemnifiable Losses is attributable to CompuCom or ClientLink and each party's relative intent, access to information and opportunity to prevent or correct the Indemnifiable Losses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who is not guilty of fraudulent misrepresentation.

     7.   Allocations Relating to Excluded Employees.  Liabilities for any
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benefits due and payable in respect of Excluded Employees under any "employee benefit plan," as defined in Section 3(3) of ERISA, maintained or formerly maintained by ClientLink or CompuCom in which any Excluded Employee has at any time participated shall be allocated as between ClientLink and CompuCom as follows: (a) to the extent such liabilities are directly attributable to periods prior to the Effective Date, they shall be allocated entirely to CompuCom; (b) to the extent such liabilities are directly attributable to periods on or after the Effective Date and are directly attributable to an Excluded Employee's service to ClientLink or CompuCom, they shall be allocated entirely to ClientLink or CompuCom, respectively; and (c) in all other events, such liabilities shall be allocated in a manner as nearly proportionate to the services rendered by such Excluded Employee to ClientLink and CompuCom, respectively, as may be practicable under the circumstances or as otherwise mutually agreed by ClientLink and CompuCom. Liabilities allocated to ClientLink pursuant to this Section shall be deemed to be ClientLink Liabilities for all purposes of this Agreement, and liabilities allocated to CompuCom pursuant to this Section shall be deemed to be CompuCom Liabilities for all purposes of this Agreement.

     8.   Cooperation.  So long as any books, records and files retained after
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the Effective Date by CompuCom or ClientLink relating to the businesses, operations or assets of the other party (including any books, records and files retained by ClientLink relating to the conduct of its businesses or operations or the ownership of its assets prior to the Effective Date) remain in existence and available, such other party shall have the right upon prior written notice to inspect and copy the same at any time during business hours for any proper purpose, provided that such right will not extend to any books, records or files the disclosure of which would result in a waiver of the attorney-client, work product or other privileges which permit non-disclosure of otherwise relevant material in

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litigation or other proceedings, or which are subject on the date hereof and at the time inspection is requested to a non-disclosure agreement with a third party and a waiver cannot reasonably be obtained. CompuCom and ClientLink agree that they shall not destroy any such books, records or files without reasonable notice to the other party or if such party receives within ten (10) days of such notice any reasonable objection from the other party to such destruction. Except in the case of dispute between the parties hereto, CompuCom and ClientLink shall cooperate with one another in a timely manner in any administrative or judicial proceeding involving any matter affecting the actual or potential liability of either party. Such cooperation shall include, without limitation, making available to the other party during normal business hours all books, records and information, and officers and employees (without substantial disruption of operations or employment) necessary or useful in connection with any inquiry, audit, investigation or dispute, any litigation or any other matter requiring any such books, records, information, officers or employees for any reasonable business purpose. The party requesting or otherwise entitled to any books, records, information, officers or employees pursuant to this Section shall bear all reasonable out-of-pocket costs and expenses (except for salaries, employee benefits and general overhead) incurred in connection with providing such books, records, information, officers or employees.

     9.   Effectiveness.  This Agreement shall become effective on the Effective
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Date.

     10.  Successors and Assigns.  This Agreement shall be binding upon the
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parties and their respective successors and permitted assigns and shall inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement may not be assigned by either party.

     11.  No Third Party Beneficiaries.  Except for the persons entitled to
          ----------------------------
indemnification pursuant to Section 2 or Section 3, each of whom is an intended third party beneficiary hereunder, nothing expressed or implied in this Agreement shall be construed to give any person or entity other than the parties any legal or equitable rights.

     12.  Entire Agreement.  This Agreement constitutes the entire agreement
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among the parties with respect to the subject matter hereof.

     13.  Amendment.  This Agreement may not be amended except by an instrument
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signed by the parties.

     14.  Waivers.  Either party may (i) extend the time for the performance of
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any of the obligations or other act of the other party, (ii) waive any inaccuracies in the representations and warranties contained herein, or (iii) waive compliance with any of the agreements contained herein. No waiver shall be effective unless signed by the parties. No waiver of any term shall be construed as a subsequent waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any party to assert any of its rights hereunder will not constitute a waiver of any such rights.

     15.  Severability.  If any provision of this Agreement is invalid, illegal
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or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.

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

     16.  Headings.  Section headings in this Agreement are included for
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convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     17.  Notices.  All notices given in connection with this Agreement shall be
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in writing and shall be delivered to the principal place of business of the other party.

     18.  Governing Law.  This Agreement shall be governed by, and construed in
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accordance with, the law of the State of Texas, without giving effect to the principles of conflict of laws of such State.

     19.  Counterparts.  This Agreement may be executed in counterparts, each of
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which shall be an original, but all of which together shall constitute but one and the same instrument.



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     IN WITNESS WHEREOF, the parties have duly executed this Indemnification
Agreement as of the date first above written.

                              COMPUCOM SYSTEMS, INC.


                              By: /s/ M. Lazane Smith
                                 ---------------------------------------------
                              Name: M. Lazane Smith
                                   -------------------------------------------
                              Title: Senior Vice President
                                       and Chief Financial Officer
                                    ------------------------------------------

                              CLIENTLINK, INC.

                              By: /s/ James H. Hamilton
                                 ---------------------------------------------
                              Name: James H. Hamilton
                                   -------------------------------------------
                              Title: President and CEO
                                    ------------------------------------------

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